Exhibit 10.27

November 10, 2022

[Participant Name] 3 Waterway Square Place, Suite 110 The Woodlands, Texas 77380

Re:	Addendum to Letter Agreement

Dear [Participant Name]:

This Addendum (this “Addendum”) relates to that certain Letter Agreement, effective [Date] (the “Letter Agreement”), by and among you and Waste Connections US, Inc., a Delaware corporation (the “Company”).  By signing this Addendum, you hereby agree that (1) all references to “the Plan” in the Letter Agreement shall be to the Separation Benefits Plan (and Summary Plan Description) of the Company effective July 24, 2018 (as Amended and Restated July 26, 2022) and (2) the references in the Letter Agreement to Section 12 shall be to Section 13, Section 27(f) to Section 28(f) and Section 20 to Section 21 of the Plan.  All other terms and conditions of the Letter Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Addendum, which shall be deemed effective as of July 26, 2022.

WASTE CONNECTIONS US, INC.

By:

[Name]

[Title]

PARTICIPANT

[Participant Name]

{00107048.DOC.}

3 Waterway Square Place, Suite 110, The Woodlands, TX 77380

Tel (832) 442-2200 ● Fax (832) 442-2290 ● www.wasteconnections.com